Property, Plant and Equipment	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

4. Property, Plant and Equipment

Property, plant and equipment consist of the following at:

(Dollars in thousands)	September 30, 2024	December 31, 2023
Land and land improvements	$1,553	$1,538
Buildings and leasehold improvements	25,384	25,369
Computers and related software	11,459	11,764
Machinery and equipment	9,142	9,054
Office furniture and fixtures	35	28
Construction in progress	4,295	1,111
	51,868	48,864
Less: Accumulated depreciation	(8,397)	(4,292)
	$43,471	$44,572

Depreciation expense was approximately $1.5 million and $1.2 million for the three months ended September 30, 2024 and 2023, respectively. Depreciation expense was approximately $4.6 million and $2.4 million for the nine months ended September 30, 2024 and 2023, respectively

There was no loss on sale of equipment for the three months ended September 30, 2024. The Company had a loss on sale of equipment of approximately $21 thousand for the nine months ended September 30, 2024, in which related to equipment held for sale and in storage. The Company received proceeds on the sale of equipment of approximately $215 thousand for the nine months ended September 30, 2024, in which the net book value was approximately $236 thousand. For the three and nine months ended September 30, 2023, the Company incurred a loss on sale of fixed assets of approximately $373 thousand and $404 thousand in relation to the sale of miners for Project Sophie and sale of the remaining Project Marie fixed assets including the Tesseracks (mobile, Bitcoin Mining Equipment).

There were no impairment charges for the three months ended September 30, 2024. During the nine months ended September 30, 2024, the Company had impairment charges of approximately $130 thousand. This charge related to the sale of S19 miners that occurred in April 2024, whereas the Company wrote down the net book value of the miners to the subsequent sales price. The Company had impairment charges of approximately $41 thousand for the three months ended September 30, 2023 due to revaluing the M31 and M32 miners to the current market conditions. During the nine months ended September 30, 2023, the Company had impairment charges of approximately $418 thousand in which related to impairment of approximately $165 thousand for power supply units (PSUs) at the Sophie location, $84 thousand for M31 miners based on sales of other recent M31 miners, in which the Company wrote down the net book value to sale price of the sold M32 miners, and $169 thousand due to revaluing the S19 miners to the current market conditions.

Equipment held for sale

In April 2023, Project Sophie entered into a 25 MW hosting contract with a sustainability-focused Bitcoin miner, which has shifted the Company’s business model at the Company’s modular data center at Project Sophie from proprietary mining to hosting Bitcoin miners for the customer. The Company obtained Board of Director approval to sell all remaining miners at the Sophie location and as of December 31, 2023, approximately $107 thousand remained outstanding whereas the Company expected to be sold within a year. For the nine months ended, September 30, 2024, the Company has sold all remaining Sophie assets held for sale for approximately $82 thousand. In March 2024, Project Dorothy 1B began to look to sell certain miners due to interest from third parties and sold $133 thousand of miners that were included as equipment held for sale as of March 31, 2024, therefore there is no remaining balance related to Dorothy 1B as of September 30, 2024. A balance of approximately $28 thousand in remaining outstanding as of September 30, 2024 related to Marie assets.

4. Property, Plant and Equipment

Property, plant and equipment consist of the following at:

(Dollars in thousands)	December 31, 2023	December 31, 2022
Land and land improvements	$1,538	$540
Buildings and leasehold improvements	25,369	6,410
Computers and related software	11,764	7,248
Machinery and equipment	9,054	3,310
Office furniture and fixtures	28	22
Construction in progress	1,111	26,175
	48,864	43,705
Less: Accumulated depreciation	(4,292)	(1,496)
	$44,572	$42,209

Depreciation expense was approximately $3.9 million and $18.7 million for the years ended December 31, 2023 and 2022, respectively. Repairs and maintenance expense was $140 thousand and $76 thousand for the years ended December 31, 2023 and 2022, respectively.

On February 23, 2023, NYDIG proceeded to foreclose on all of the collateral securing the MEFA, which resulted in a reportable disposition of all of the Company’s mining assets at the site and certain of the operating assets of Project Marie. The total net book value of the collateralized assets that were repossessed totaled approximately $3.4 million in which were written off the Company’s books in the first quarter of 2023, offsetting the outstanding accrued interest and penalty first, then the remaining outstanding loan. On September 5, 2023, NYDIG provided a letter finalizing the accounting for the repossessed collateralized assets totaling proceeds of approximately $3.4 million. See Note 9 in relation to the outstanding debt and interest associated with the NYDIG financing.

Loss on sale of fixed assets

The Company incurred a $398 thousand loss for the year ended December 31, 2023 in connection with the disposal and sale of miners (M20, M21, M30, and M31 models) and equipment which included Switchgear and Tesseracks (mobile, Bitcoin mobile equipment) for approximately $147 thousand at their Project Sophie and Project Marie sites in which the Company received proceeds of approximately $2.5 million in which had a net book value of approximately $2.7 million. In addition, the Company incurred a loss on sale of assets of approximately $251 thousand in relation to NYDIG collateral finalization in which the Company had to pay for expenses and legal fees in related to the disposition. The Company incurred a $4.1 million loss for the year ended December 31, 2022 in connection with the disposal of miners and equipment with a net book value of approximately $6.9 million for the year ended December 31, 2022, in which the Company received proceeds of $2.8 million for the year ended December 31, 2022.

Impairment on fixed assets

During the year ended December 31, 2023, the Company had impairment charges of approximately $575 thousand in which related to impairment of approximately $165 thousand for power supply units (PSUs) at the Sophie location, and $410 thousand for revaluing S19, M30, M31, and M32 miners to market conditions and sales made during and subsequent to year-end in which lowered the net book value to the sales price of the type of miner sold.

During the year ended December 31, 2022, the Company had total impairment charges of approximately $47.4 million, relating to S-9 and L3 miners in storage in which the carrying balance exceeded its fair value by approximately $1.9 million. In addition, the Company assessed the active miners in operations and determined there had been a decline in the market value of the active miners in the Company’s operations for fiscal year 2022. As a result, a quantitative impairment analysis was required as of December 31, 2022. As such, the Company reassessed its estimates and forecasts as of December 31, 2022, to determine the undiscounted cash flows to determine whether the miners would be recoverable. It was determined based on the analysis, that the undiscounted cash flow with residual value was less than the net book value as of December 31, 2022, confirming the existence of a triggering event, and therefore required an impairment to be recognized. Based on the fair value of the active miners compared to the net book value, the Company recorded an impairment charge of approximately $39.4 million to be recognized on the consolidated statements of operations for the year ended December 31, 2022. As of December 31, 2022, the Company had M20 miners and M21 miners in service at the Sophie location. Of these miners a portion of the miners were planned to be sold in the near future in fiscal year 2023. As a result of the fair value analysis as of December 31, 2022, the Company concluded the carrying amount of the property, plant and equipment associated with the M20 and M21 miners exceeded its fair value of $295 thousand, which resulted in impairment charges of approximately $1.8 million on the consolidated statements of operations for the year ended December 31, 2022.

As of December 31, 2022, the Company had equipment held at vendor including switchgears, transformers, busways and bus plugs. The Company had discussions with a potential buyer and board of directors approval for sale of the switchgears held at vendor. The Company had a purchase order received for the switchgear, subject to inspection of the equipment and final sale. The sale of the equipment held at vendor would mean the equipment was not being used for its intended purpose. As such, the Company reassessed its estimates and forecasts as of December 31, 2022, to determine the fair values of the equipment held at vendor. As a result of the fair value analysis as of December 31, 2022, the Company concluded the carrying amount of the equipment held at vendor of approximately $2.8 million exceeded its fair value of $916 thousand, which resulted in an impairment charge of approximately $1.9 million on the consolidated statements of operations for the year ended December 31, 2022.

Due to the closure of operations for Project Marie as discussed above, the Company disposed of approximately $1.7 million worth of leasehold improvements and general electrical upgrades and equipment which were attached to the facility which could not be salvaged for any value with the operations ceasing, and therefore the Company impaired those assets for the full amount as of December 31, 2022. Also, the Company had equipment held for sale due to the closure of the Marie facility in the first quarter of 2023, in which based on a fair value analysis compared to the Company’s net book value of the equipment still held had an impairment of approximately $700 thousand that was recorded on the consolidated statements of operations for the year ended December 31, 2022. As a result, the total impairment for the Marie assets not attached to the collateralized NYDIG assets was approximately $2.4 million for the year-ended December 31, 2022.

Equipment held for sale

In April 2023, Project Sophie entered into a 25 MW hosting contract with a sustainability-focused Bitcoin miner, in which has shifted the Company’s business model at the Company’s modular data center at Project Sophie from proprietary mining to hosting Bitcoin miners for the customer. The Company is currently selling existing Bitcoin miners at the site and redeploying capital. The Company obtained Board of Director approval to sell all remaining miners at the Sophie location and as of December 31, 2023, approximately $107 thousand to be sold which the Company expects to sell within a year.